UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2013

SCG FINANCIAL ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 N. Wabash Ave. Chicago, IL	60611
(Address of Principal Executive Offices)	(Zip Code)

(312) 784-3960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]           Written communications pursuant to Rule 425 under the Securities Act
[_]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[_]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On April 12, 2013, SCG Financial Acquisition Corp., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that the Company had completed its acquisition of Reach Media Group Holdings, Inc., a Delaware corporation (“RMG”), on April 8, 2013.  The purpose of this amended Current Report on Form 8-K/A is to amend the Original 8-K to file Exhibit 10.16 referenced in the Original 8-K but not filed therewith.  Except as set forth herein, the Original 8-K remains unchanged.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of RMG as of and for the fiscal years ended December 31, 2012 and December 31, 2011 contained in the Offer to Purchase were incorporated by reference into the Original Filing.

(b)	Pro Forma Financial Information.

The information set forth in the Offer to Purchase under the captions “Selected Unaudited Condensed Combined Consolidated Pro Forma Financial Information” and “Unaudited Pro Forma Consolidated Financial Statements” were incorporated by reference into the Original Filing.

(d)	Exhibits.

The following exhibits are filed herewith or incorporated by reference herein:

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of January 11, 2013, by and among SCG Financial Acquisition Corp., SCG Financial Merger II Corp., Reach Media Group Holdings, Inc. and Shareholder Representative Services LLC, solely in its capacity as stockholder representative (1)

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of April 8, 2013, and among SCG Financial Acquisition Corp., SCG Financial Merger II Corp., Reach Media Group Holdings, Inc. and Shareholder Representative Services LLC, solely in its capacity as stockholder representative (5)

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on April 12, 2011 (2)

3.2	By-laws (3)

4.1	Specimen Unit Certificate (3)

4.2	Specimen common stock Certificate (3)

4.3	Specimen Warrant Certificate (3)

4.4	Warrant Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Continental Stock Transfer & Trust company (2)

10.1	Promissory Note, dated January 28, 2011, issued to SCG Financial Holdings LLC (3)

10.2	Form of Letter Agreement between the Registrant and SCG Financial Holdings LLC (3)

Exhibit No.	Description
10.3	Form of Letter Agreement between the Registrant and certain directors and officers of the Registrant (3)

10.4	Investment Management Trust Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Continental Stock Transfer & Trust company (2)

10.5	Administrative Services Agreement dated April 12, 2011 by and between SCG Financial Acquisition Corp. and Sachs Capital Group LP (2)

10.6	Registration Rights Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and SCG Financial Holdings LLC (2)

10.7	Securities Purchase Agreement, dated January 28, 2011, between the Registrant SCG Financial Holdings LLC (3)

10.8	Warrant Subscription Agreement, dated January 28, 2011, between the Registrant and SCG Financial Holdings LLC (3)

10.9	Form of Indemnity Agreement (3)

10.10	Promissory Note, dated February 9, 2011, issued to SCG Financial Holdings LLC (3)

10.11	Amendment No. 1 to Warrant Subscription Agreement, dated March 4, 2011, between the Registrant and SCG Financial Holdings LLC(3)

10.12	Amendment No. 2 to the Warrant Subscription Agreement, dated April 12, 2011, by and among SCG Financial Acquisition Corp. and SCG Financial Holdings LLC (2)

10.13	Letter Agreement dated April 12, 2011 by and among SCG Financial Acquisition Corp., SCG Financial Holdings LLC, Gregory H. Sachs and the members of SCG Financial Holdings LLC (3)

10.14	Underwriting Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Lazard Capital Markets LLC, as representative of the underwriters (2)

10.15	Equity Commitment Letter Agreement by and between SCG Financial Acquisition Corp. and 2012 DOOH Investments LLC (4)

10.16	Escrow Agreement, dated as of April 8, 2012, by and among SCG Financial Acquisition Corp., Wilmington Trust, N.A., and Shareholder Representative Services LLC *

10.17	Form of Lock-Up Agreement (5)

10.18	Registration Rights Agreement, dated April 8, 2013, by and among SCG and the former RMG stockholders part thereto (5)

10.19	Registration Rights Agreement, dated April 8, 2013, by and among SCG, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC and Tennenbaum Opportunities Partners V, LP (5)

14.1	Code of Conduct (3)

23.1	Consent of Frank, Rimerman + Co., LLP (5)

23.2	Consent of Baker Tilly Virchow Krause, LLP (5)

23.3	Consent of Rothstein Kass (5)

Exhibit No.	Description

99.1	Press Release, dated April 8, 2013 (5)

(1)	Incorporated by reference to the Current Report on Form 8-K filed by SCG on January 17, 2013.

(2)	Incorporated by reference to the Current Report on Form 8-K filed by SCG on April 18, 2011.

(3)	Incorporated by reference to the Registration Statement on Form S-1 filed by SCG on April 8, 2011.

(4)	Incorporated by reference to the Current Report on Form 8-K filed by SCG on December 14, 2012.

(5)	Filed as an exhibit to the Original 8-K.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 16, 2013
SCG FINANCIAL ACQUISITION CORP.

By:	/s/ Gregory H. Sachs
Name: Gregory H. Sachs
Title: Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of January 11, 2013, by and among SCG Financial Acquisition Corp., SCG Financial Merger II Corp., Reach Media Group Holdings, Inc. and Shareholder Representative Services LLC, solely in its capacity as stockholder representative (1)

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of April 8, 2013, and among SCG Financial Acquisition Corp., SCG Financial Merger II Corp., Reach Media Group Holdings, Inc. and Shareholder Representative Services LLC, solely in its capacity as stockholder representative (5)

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on April 12, 2011 (2)

3.2	By-laws (3)

4.1	Specimen Unit Certificate (3)

4.2	Specimen common stock Certificate (3)

4.3	Specimen Warrant Certificate (3)

4.4	Warrant Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Continental Stock Transfer & Trust company (2)

10.1	Promissory Note, dated January 28, 2011, issued to SCG Financial Holdings LLC (3)

10.2	Form of Letter Agreement between the Registrant and SCG Financial Holdings LLC (3)

10.3	Form of Letter Agreement between the Registrant and certain directors and officers of the Registrant (3)

10.4	Investment Management Trust Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Continental Stock Transfer & Trust company (2)

10.5	Administrative Services Agreement dated April 12, 2011 by and between SCG Financial Acquisition Corp. and Sachs Capital Group LP (2)

10.6	Registration Rights Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and SCG Financial Holdings LLC (2)

10.7	Securities Purchase Agreement, dated January 28, 2011, between the Registrant SCG Financial Holdings LLC (3)

10.8	Warrant Subscription Agreement, dated January 28, 2011, between the Registrant and SCG Financial Holdings LLC (3)

10.9	Form of Indemnity Agreement (3)

10.10	Promissory Note, dated February 9, 2011, issued to SCG Financial Holdings LLC (3)

10.11	Amendment No. 1 to Warrant Subscription Agreement, dated March 4, 2011, between the Registrant and SCG Financial Holdings LLC(3)

Exhibit No.	Description
10.12	Amendment No. 2 to the Warrant Subscription Agreement, dated April 12, 2011, by and among SCG Financial Acquisition Corp. and SCG Financial Holdings LLC (2)

10.13	Letter Agreement dated April 12, 2011 by and among SCG Financial Acquisition Corp., SCG Financial Holdings LLC, Gregory H. Sachs and the members of SCG Financial Holdings LLC (3)

10.14	Underwriting Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Lazard Capital Markets LLC, as representative of the underwriters (2)

10.15	Equity Commitment Letter Agreement by and between SCG Financial Acquisition Corp. and 2012 DOOH Investments LLC (4)

10.16	Escrow Agreement, dated as of April 8, 2012, by and among SCG Financial Acquisition Corp., Wilmington Trust, N.A., and Shareholder Representative Services LLC *

10.17	Form of Lock-Up Agreement (5)

10.18	Registration Rights Agreement, dated April 8, 2013, by and among SCG and the former RMG stockholders part thereto (5)

10.19	Registration Rights Agreement, dated April 8, 2013, by and among SCG, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC and Tennenbaum Opportunities Partners V, LP (5)

14.1	Code of Conduct (3)

23.1	Consent of Frank, Rimerman + Co., LLP (5)

23.2	Consent of Baker Tilly Virchow Krause, LLP (5)

23.3	Consent of Rothstein Kass (5)

99.1	Press Release, dated April 8, 2013 (5)

(1)	Incorporated by reference to the Current Report on Form 8-K filed by SCG on January 17, 2013.

(2)	Incorporated by reference to the Current Report on Form 8-K filed by SCG on April 18, 2011.

(3)	Incorporated by reference to the Registration Statement on Form S-1 filed by SCG on April 8, 2011.

(4)	Incorporated by reference to the Current Report on Form 8-K filed by SCG on December 14, 2012.

(5)	Filed as an exhibit to the Original 8-K

*	Filed herewith.